Exhibit 10.1
Execution1a
SIXTH AMENDMENT TO REVOLVING CREDIT
AND TERM LOAN AGREEMENT
     THIS SIXTH AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (this “Amendment”) dated as of December 29, 2005, is by and among COMMERCIAL VEHICLE GROUP, INC., a Delaware corporation (the “Company”), the SUBSIDIARY BORROWERS parties hereto, the FOREIGN CURRENCY BORROWERS parties hereto, the BANKS parties hereto, U.S. BANK NATIONAL ASSOCIATION, a national banking association, one of the Banks, as administrative agent for the Banks (in such capacity, the “Agent”) and COMERICA BANK, a Michigan banking corporation, one of the Banks, as syndication agent for the Banks (in such capacity, the “Syndication Agent”).
     WHEREAS, the Company, the Subsidiary Borrowers, the Foreign Currency Borrowers, certain Banks, the Agent and the Syndication Agent are parties to a Revolving Credit and Term Loan Agreement dated as of August 10, 2004 as amended by a First Amendment to Revolving Credit and Term Loan Agreement dated as of September 16, 2004, by a Second Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of February 7, 2005, by a Third Amendment to Revolving Credit and Term Loan Agreement and Amendment to Security Agreement dated as of June 3, 2005, by a Fourth Amendment to Revolving Credit and Term Loan Agreement dated as of June 29, 2005 and by a Fifth Amendment to Revolving Credit and Term Loan Agreement dated as of July 12, 2005 (as amended, the “Loan Agreement”);
     WHEREAS, the Company has requested that the Banks agree to an amendment to the covenant regarding Capital Expenditures as set out in the Loan Agreement and the Banks are willing to do so on the terms and subject to the conditions set forth in this Amendment; and
     WHEREAS, the Agent, in its capacity as Agent and a Bank under the Loan Agreement has agreed to the transfer of the Loans and Commitment of Credit Suisse, Cayman Islands Branch to the Agent, as a Bank under the Loan Agreement and as of the effective date hereof, Credit Suisse, Cayman Islands Branch shall no longer be a Bank under the Loan Agreement;
     NOW, THEREFORE, for value received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Certain Defined Terms. Each capitalized term used herein without being defined herein that is defined in the Loan Agreement shall have the meaning given to it therein.
     2. Amendments to Loan Agreement. The Loan Agreement is hereby amended as follows:
     (a) Section 6.18 of the Loan Agreement is amended in its entirety to read as follows:

          Section 6.18 Capital Expenditures. The Borrowers and their Subsidiaries shall not make Capital Expenditures for any fiscal year in an aggregate amount in excess of $40,000,000.
     (b) Schedule 1.1(B) to this Amendment is substituted as Schedule 1.1(b) to the Loan Agreement and Exhibit 5.2(a) hereto is substituted as Exhibit 5.2(a) to the Loan Agreement.
     3. Conditions to Effectiveness of this Amendment. This Amendment shall be effective as of December 30, 2005 (the “Effective Date”), provided the Agent shall have received sufficient counterparts of this Amendment as required by the Agent, duly executed by the Borrowers and all of the Banks, and the following conditions are satisfied or waived:
     (a) Before and after giving effect to this Amendment, the representations and warranties of the Borrowers in Article IV of the Loan Agreement and Section 7 of the Security Agreement shall be true and correct in all material respects as though made on the date hereof, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement.
     (b) After giving effect to this Amendment, no Event of Default and no Default shall have occurred and be continuing.
     (c) No Material Adverse Effect shall have occurred since July 12, 2005.
     (d) No revisions shall have been made to the articles of incorporation or bylaws of any of the Borrowers since July 12, 2005.
     (e) The Agent shall have received the following or shall receive the following substantially simultaneously with the execution and delivery of this Amendment, each duly executed or certified, as the case may be, and dated as of the date of delivery thereof:
     (i) new Revolving Note payable to the Agent (the “New Note”) duly executed by the Borrowers (which shall be provided promptly after execution and delivery of this Amendment);
     (ii) an officer’s certificate from each Foreign Currency Borrower certifying resolutions of the board of directors, managers or member of each such Borrower authorizing the changes in the Loan Agreement under this Amendment, the execution, delivery and performance of this Amendment and all documents contemplated hereunder, and certifying the designation of Authorized Officers to execute the Amendment;
     4. Acknowledgments. The Borrowers and the Banks acknowledge that, as amended hereby, the Loan Agreement remains in full force and effect with respect to the Borrowers and the Banks, and that each reference to the Loan Agreement in the Loan Documents shall refer to the Loan Agreement, as amended hereby. The Borrowers confirm and

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acknowledge that they will continue to comply with the covenants set out in the Loan Agreement and the other Loan Documents, as amended hereby, and that their representations and warranties set out in the Loan Agreement and the other Loan Documents, as amended hereby, are true and correct in all material respects as of the date of this Amendment, except to the extent such representations and warranties by their terms are made as of a specific date and except for changes that are permitted by the terms of the Loan Agreement. The Borrowers represent and warrant that (i) the execution, delivery and performance of this Amendment and is within their corporate powers and have been duly authorized by all necessary corporate action; (ii) this Amendment has been duly executed and delivered by the Borrowers and constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their terms (subject to limitations as to enforceability which might result from bankruptcy, insolvency, or other similar laws affecting creditors’ rights generally and general principles of equity); and (iii) no Events of Default or Default exist and are continuing.
     5. General.
     (a) The Company agrees to reimburse the Agent and the Syndication Agent within 10 days of demand for all reasonable out-of-pocket expenses paid or incurred by the Agent and the Syndication Agent including filing and recording costs and fees and expenses of outside counsel to the Agent and outside counsel to the Syndication Agent (determined on the basis of such counsels’ generally applicable rates, which may be higher than the rates such counsel charges the Agent or the Syndication Agent in certain matters) in the preparation, negotiation and execution of this Amendment and any documents related thereto (collectively, the “Amendment Documents”), and to pay and save the Banks harmless from all liability for any stamp or other taxes which may be payable with respect to the execution or delivery of this Amendment and the Amendment Documents, which obligations of the Company shall survive any termination of the Loan Agreement.
     (b) This Amendment may be executed in as many counterparts (including via facsimile or electronic PDF transmission) as may be deemed necessary or convenient, and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original but all such counterparts shall constitute but one and the same instrument.
     (c) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.
     (d) The validity, construction and enforceability of this Amendment and the New Notes shall be governed by the internal laws of the State of New York, without giving effect to conflict of laws principles thereof, but giving effect to federal laws of the United States applicable to national banks.
     (e) This Amendment and the Amendment Documents shall be binding upon the Borrowers, the Banks, the Agent, the Syndication Agent and their respective

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permitted successors and assigns, and shall inure to the benefit of the Borrowers, the Banks, the Agent, the Syndication Agent and the successors and permitted assigns of the Banks, the Agent and the Syndication Agent.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

COMMERCIAL VEHICLE GROUP, INC.

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO

Address:
6530 Campus Way
New Albany, Ohio 43054
Fax: (614) 289-5371
Attention: Jeff Vogel

SPRAGUE DEVICES, INC. (formerly COMMERCIAL VEHICLE SYSTEMS, INC.)

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO

NATIONAL SEATING COMPANY

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO

TRIM SYSTEMS OPERATING CORP.

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO

CVS HOLDINGS, INC.

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO

[Signature Page to Sixth Amendment]

TRIM SYSTEMS, INC.

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO

MAYFLOWER VEHICLE SYSTEMS, LLC

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	Treasurer & Secretary

CVG MANAGEMENT CORPORATION

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO

MONONA CORPORATION

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	VP

MONONA WIRE CORPORATION

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	VP

MONONA (MEXICO) HOLDINGS, LLC

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	VP

CABARRUS PLASTICS, INC.

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	VP

FOREIGN CURRENCY BORROWERS:

COMMERCIAL VEHICLE SYSTEMS LIMITED

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO/Director

KAB SEATING LIMITED

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO/Director

BOSTROM LIMITED

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO/Director

BOSTROM INTERNATIONAL LIMITED

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO/Director

CVS HOLDINGS LIMITED

By	/s/ Chad M. Utrup
Chad M. Utrup

Title	CFO/Director

U.S. BANK NATIONAL ASSOCIATION

By	/s/ Robert A. Rosati
Robert A. Rosati

Title	Senior Vice President

In its individual corporate capacity and as Agent
Address:
800 Nicollet Mall
Minneapolis, MN 55402
Fax: 612-303-2258
Attention: Robert A. Rosati

COMERICA BANK

By	/s/ Matthew T. Breight
Matthew T. Breight

Title	Vice President

Address:
Comerica Tower
500 Woodward Avenue
Detroit, Michigan 48226
Fax: 313-222-3389
Attention: Matthew T. Breight

ASSOCIATED BANK, N.A.

By

Title

Address:
401 E. Kilbourn Avenue
Suite 400
Milwaukee, WI 53202
Fax: 414-283-2300
Attention: Daniel Holzhauer
E-mail: Daniel.holzhauer@associatedbank.com

CITIZENS BANK OF PENNSYLVANIA

By	/s/ John J. Ligday, Jr.

JOHN J. LIGDAY, JR.

Title	VICE PRESIDENT

Address:
525 William Penn Place
Room 2910
Pittsburgh, PA 15219-1729
Fax: 412-552-6307
Attention: John J. Ligday Jr.
E-mail: john.ligday@citzensbank.com

NATIONAL CITY BANK OF THE MIDWEST

By	/s/ Oliver J. Glenn

Oliver J. Glenn

Title	Vice President

Address:
755 West Big Beaver Road; Locator R-J40-25C
Troy, Michigan 48084
Fax: 248-901-2097
Attention: Oliver Glenn
E-mail: oliver.glenn@nationalcity.com

SUNTRUST BANK

By	[illegible]

[illegible]

Title	Vice President

Address:
303 Peachtree Street
10th Floor, MC 1928
Atlanta, GA 30308
Fax: 404-658-5989
Attention: William Humphries, Managing Director
E-mail: William.Humphries@suntrust.com

PNC BANK, NATIONAL ASSOCIATION

By	[illegible]

[illegible]

Title	Credit Manager

Address:
201 East Fifth Street
Cincinnati, OH 45202
Fax: 513-651-8628
Attention: Tina McAneny
E-Mail: kristina.mcaneny@pncbank.com

KEYBANK NATIONAL ASSOCIATION

By	/s/ Roger D. Campbell
Roger D. Campbell

Title	SVP

Address:
88 East Broad Street, 2nd Floor
Columbus, Ohio 43215
Fax: 614-460-3469
Attention: Roger D. Campbell
e-mail: Roger_campbell@keybank.com

LASALLE BANK NATIONAL ASSOCIATION

By	/s/ Steven P. Shepard
Steven P. Shepard

Title	SVP

Address:
LaSalle Bank N.A.
One Columbus
10 W. Broad St., Suite 2250
Columbus, OH 43215-3418
Attention: Steven P. Shepard, Senior V.P.
Fax: 614-225-1631